S000021572 [Member] Investment Strategy - S000021572 [Member]	Aug. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located in emerging market countries. The Fund may also gain exposure to such companies through investment in depositary receipts. The Fund may seek investment exposure to Chinese companies operating in certain sectors using a structure known as a variable interest entity (a VIE), rather than an equity ownership in the Chinese company. Emerging market countries include those countries whose economies are considered to be developing or emerging from underdevelopment.
The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. However, the Fund has invested substantially in the financials and information technology sectors and may continue to invest substantially in these or other sectors in the future. From time to time, the Fund may focus its investments in certain countries or geographic areas, including the Asia/Pacific region. The Fund may invest in companies that have market capitalizations of any size.
The Fund may invest in special situations, such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.
The Fund may invest in securities that the investment manager believes are undervalued, represent growth opportunities, or both.